[Strong logo and picture of man and two children fishing]

prospectus



THE STRONG
INTERNATIONAL FUNDS

March 1, 1999






STRONG INTERNATIONAL BOND FUNDS
The Strong Global High-Yield Bond Fund
The Strong International Bond Fund
The Strong Short-Term Global Bond Fund


STRONG INTERNATIONAL STOCK FUNDS
The Strong Asia Pacific Fund
The Strong Foreign MajorMarketsSM Fund
The Strong International Stock Fund
The Strong Overseas Fund



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANYONE WHO INFORMS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

TABLE OF CONTENTS
YOUR INVESTMENT................................................................
KEY INFORMATION................................................................
What are the funds' goals?.....................................................1
What are the funds' principal investment strategies?...........................1
What are the main risks of investing in the funds?.............................4
What are the funds' fees and expenses?.........................................9
Who are the funds' investment advisor and portfolio managers?.................10
OTHER IMPORTANT INFORMATION YOU SHOULD KNOW.....................................
Comparing the Funds...........................................................14
A Word About Credit Quality...................................................16
Financial Highlights..........................................................18
YOUR ACCOUNT..................................................................
Share Price...................................................................26
Buying Shares.................................................................27
Selling Shares................................................................29
Additional Policies...........................................................32
Distributions.................................................................32
Taxes.........................................................................34
Services For Investors........................................................35
Reserved Rights...............................................................38
For More Information..................................................Back Cover

IN THIS PROSPECTUS, "WE" REFERS TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' GOALS?

The STRONG GLOBAL HIGH-YIELD BOND FUND seeks total return by investing for a high level of current income and capital growth.

The STRONG INTERNATIONAL BOND FUND seeks high total return by investing for both income and capital growth.

The STRONG SHORT-TERM GLOBAL BOND FUND seeks total return by investing for a high level of income with a low degree of share-price fluctuation.

The STRONG ASIA PACIFIC FUND, STRONG FOREIGN MAJORMARKETSSM FUND, STRONG INTERNATIONAL STOCK FUND and STRONG OVERSEAS FUND seek capital growth.


WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?


STRONG INTERNATIONAL BOND FUNDS



The GLOBAL HIGH-YIELD BOND FUND invests primarily in medium- and lower-quality bonds of U.S. and foreign issuers. The fund will normally maintain an average maturity of seven to twelve years. The fund's managers look for high-yield bonds (commonly referred to as junk bonds) that have the potential to improve their credit quality and that may benefit from changes in interest and currency-exchange rates. They may sell a holding when it no longer shows these qualities. The managers intend to attempt to limit the fund's exposure to foreign currency risk by using hedging strategies. The fund's active trading approach may increase the fund's costs, and may increase the amount of capital gains tax that you pay on the fund's return.



The INTERNATIONAL BOND FUND invests primarily in higher- and medium-quality bonds issued in foreign countries. The fund may also invest up to 35% of its assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). The fund maintains an average maturity of four to nine years. To select bonds, the fund's manager first looks at overall trends in the global economy. He then examines the countries, sectors, and individual companies that may benefit from those trends. He may create synthetic bonds to make investments that are consistent with the fund's strategy and goals. When a bond no longer offers attractive return potential, the manager may sell it.



The SHORT-TERM GLOBAL BOND FUND primarily invests in higher- and medium-quality bonds from U.S. and foreign issuers. The fund may also invest up to 35% of its assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). Under normal conditions, the fund maintains an average maturity of three years or less. The fund's managers intend to attempt to limit the fund's exposure to foreign currency risk by using hedging strategies. When a bond no longer offers attractive return potential, the manager may sell it.



Although each of the above funds invest primarily for income, they also employ techniques designed to realize capital appreciation. For example, a manager may select bonds with maturities and coupon rates that position them for potential capital appreciation for a variety of reasons including a manager's view on the direction of future interest-rate movements and the potential for a credit upgrade.



STRONG INTERNATIONAL STOCK FUNDS

The ASIA PACIFIC FUND invests primarily in stocks from companies located in Asia or the Pacific Basin. The fund's manager looks for companies with potential for above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management. He may sell a holding when it no longer has these traits. Due to its investments in Asia or the Pacific Basin, the fund will generally incur higher brokerage costs and foreign custody service fees than funds that principally invest in the U.S. or more established foreign countries.


The FOREIGN MAJORMARKETSSM FUND invests primarily in stocks issued by companies in the countries represented in the Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE Index), currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The fund's manager employs a disciplined, quantitative approach to identify undervalued foreign stocks. The manager then analyzes these stocks to make final selections. The manager may sell stocks when they have reached price targets or to adjust the fund's weighting in specific countries. To manage foreign currency risk, the manager may hedge a portion of the fund's exposure to currency fluctuations.


The INTERNATIONAL STOCK FUND selects stocks from any foreign country. The manager seeks stocks that appear to have strong growth potential relative to their risk using a three-step investment process involving country allocation, intensive in-house research, and currency management. The manager examines the economic outlook of individual countries in determining whether to invest and chooses individual stocks based on rigorous, in-depth analysis which may include interviews with company leaders. When a stock's negative factors outweigh its positive ones, the manager may sell it.



The OVERSEAS FUND invests in stocks from 10 or more foreign countries. The manager seeks stocks that appear to have strong growth potential relative to their risk using a three-step investment process involving country allocation, intensive in-house research, and currency management. The manager examines the economic outlook of individual countries in determining whether to invest and chooses individual stocks based on rigorous, in-depth analysis which may include interviews with company leaders. At times, the fund may take larger positions in companies and countries which may present greater potential investment opportunities. When a stock's negative factors outweigh its positive ones, the manager may sell it.



The managers of each of the funds may invest any amount in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. This could reduce the benefit to the funds if the market goes up. In this case, the funds may not achieve their investment goal.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?


FOR ALL FUNDS

FOREIGN SECURITIES: Each of the funds invest predominantly in securities from foreign markets. Foreign investments involve additional risks including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. These risks are greater in less-established, emerging markets. Other risks of emerging foreign markets include, smaller securities markets and lower trading volumes which may lead to greater price volatility, national policies restricting investment opportunities, and less developed legal and accounting structures governing investments.



FOR THE GLOBAL HIGH-YIELD BOND, INTERNATIONAL BOND AND SHORT-TERM GLOBAL BOND FUNDS (BOND FUNDS)

BOND RISKS: The major risks of each of the bond funds are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates-generally, when interest rates rise, the bond's market value declines and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit-quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.



HIGH-YIELD BONDS: The GLOBAL HIGH-YIELD BOND FUND and, to a limited extent, the INTERNATIONAL BOND FUND and the SHORT-TERM GLOBAL BOND FUND invest in medium- and lower-quality bonds, including high-yield bonds (commonly referred to as junk bonds). Lower-quality bonds involve greater interest-rate and credit-quality risks than higher- and medium-quality bonds. High-yield bonds possess an increased possibility that the bond's issuer may not be able to make its payments of interest and principal. If that happens, the fund's share price would decrease and its income distributions would be reduced. An economic downturn or period of rising interest rates could adversely affect the high-yield bond market and reduce the fund's ability to sell its high-yield bonds (liquidity risk). A lack of a liquid market for these bonds could decrease the fund's share price.


SYNTHETIC BONDS: The INTERNATIONAL BOND FUND creates synthetic bonds to make investments that are consistent with the fund's strategy and goals, but which would not be practical, feasible, or otherwise competitively priced to acquire directly. Synthetic bonds are created by combining various investment contracts, such as futures, options, and foreign currency forward contracts, to replicate the characteristics of some foreign government bonds. These synthetic bonds are exposed to the general risks of international government bond investing. In addition, the use of derivatives may increase default risks due to the possibility that the other party to one of these contracts will not fulfill its obligations.


CONCENTRATED PORTFOLIO: As non-diversified funds, the GLOBAL HIGH-YIELD BOND FUND and the INTERNATIONAL BOND FUND may take large positions in individual bonds. As a result, the funds' shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.



FOR THE ASIA PACIFIC, FOREIGN MAJORMARKETS, INTERNATIONAL STOCK, AND OVERSEAS FUNDS (STOCK FUNDS)


GENERAL STOCK RISKS: The major risks of each of the stock funds are those of investing in the stock market. That means the funds may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your fund's shares may go up and down. Therefore, when you sell your investment you may receive more or less money than you originally invested. These risks are magnified in foreign markets.



SMALLER COMPANIES: Each of the stock funds invest a substantial portion of its assets in the stocks of smaller-capitalization companies. Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.
As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the funds' portfolios. Generally, the smaller the company size, the greater these risks.



REGIONAL RISK: The ASIA PACIFIC FUND'S investments are focused in a single region. As a result, the fund's shares are likely to fluctuate in value more than those of a fund investing in a broader range of countries.


The funds are appropriate for investors who are comfortable with the risks described here. The funds are not appropriate for investors concerned primarily with principal stability. Also, the SHORT-TERM GLOBAL BOND FUND is appropriate for investors whose financial goals are two to four years in the future. The GLOBAL HIGH-YIELD BOND FUND and the INTERNATIONAL BOND FUND are appropriate for investors whose financial goals are four to seven years in the future. The stock funds are appropriate for investors whose financial goals are five or more years in the future.

The return information below illustrates how the funds' performance can vary, which is one indication of the risks of investing in the funds. Please keep in mind that the funds' past performance does not represent how they will perform in the future. The information assumes that you reinvested all dividends and distributions. Only funds with at least one calendar year's performance appear below.

CALENDAR YEAR TOTAL RETURNS

  Year    International  Asia Pacific  International   Short-Term
              Stock                        Bond       Global Bond
--------  -------------  ------------  -------------  ------------
1993        47.8%           --             --            --
--------  -------------  ------------  -------------  ------------
1994        -1.6%          -5.3%           --            --
--------  -------------  ------------  -------------  ------------
1995         7.8%          5.9%          19.1%          10.5%
--------  -------------  ------------  -------------  ------------
  1996         8.2%          2.1%           8.0%          10.0%
--------  -------------  ------------  -------------  ------------
  1997        -14.2%        -31.0%         -4.8%          6.7%
--------  -------------  ------------  -------------  ------------
  1998        -7.0%          -3.1%         15.3%          4.1%
--------  -------------  ------------  -------------  ------------

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)



FUND NAME              BEST QUARTER RETURN    WORST QUARTER RETURN
---------------------  ---------------------  ---------------------

Asia Pacific           33.1% (4th Q 1998)     -22.5% (4th Q 1997)

International Bond     13.2% (1st Q 1995)     -5.4% (1st Q 1997)

International Stock    18.7% (4th Q 1993)     -19.4% (3rd Q 1998)

Short-Term Global Bond   3.8% (2nd Q 1995)     -0.1% (3rd Q 1998)


AVERAGE ANNUAL TOTAL RETURNS
                                AS OF 12-31-98
FUND/INDEX                1-YEAR          5-YEAR     SINCE INCEPTION

ASIA PACIFIC               -3.13%          -7.29%          -7.29% (12-31-93)
MSCI AP Index               -4.42%          -8.16%          -8.16%
INTERNATIONAL BOND          15.29%             -             9.41% (3-31-94)
Salomon Bros. Non-U.S.
World Gov't Bond Index      17.79%             -             8.28%
INTERNATIONAL STOCK        -7.04%           -1.74%           4.25% (3-4-92)
EAFE Index                 20.00%            9.19%          10.29%
SHORT-TERM GLOBAL BOND     4.08%              -              7.64% (3-31-94)
Salomon Bros. 1-3 Yr.
World Gov't Bond Index      7.31%             -              7.01%



THE MORGAN STANLEY CAPITAL INTERNATIONAL AC ASIA PACIFIC FREE EX. JAPAN INDEX (MSCI AP INDEX) IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF DEVELOPED AND EMERGING MARKETS IN THE ASIA/PACIFIC REGION, EXCLUDING JAPAN. THE ASIA PACIFIC FUND USES THIS INDEX BECAUSE IT MORE CLOSELY APPROXIMATES THE FUND'S PORTFOLIO. THE SALOMON BROTHERS NON-U.S. WORLD GOVERNMENT BOND INDEX (CURRENCY UNHEDGED) IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF LIQUID, NON-U.S. FIXED INCOME GOVERNMENT SECURITIES. THIS INDEX DISREGARDS THE AFFECTS OF FOREIGN CURRENCY FLUCTUATIONS. THE EAFE INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF MAJOR OVERSEAS STOCK MARKETS. THE SALOMON BOTHERS 1-3 YEAR WORLD GOVERNMENT BOND INDEX (CURRENCY HEDGED) IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF SHORT-TERM, GLOBAL FIXED INCOME GOVERNMENT SECURITIES. THIS INDEX INCLUDES THE AFFECTS OF FOREIGN CURRENCY FLUCTUATIONS.



As of October 31, 1998, the 30-day yields for the following funds were as follows: GLOBAL HIGH-YIELD BOND FUND, 7.22%; INTERNATIONAL BOND FUND, 3.43%; and SHORT-TERM GLOBAL BOND FUND, 6.08%. Without fee waivers and absorptions, the GLOBAL HIGH-YIELD BOND FUND'S yield would have been 2.67%. For current yield information, call 1-800-368-3863.


WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

Each fund is 100% no-load, so you pay no sales charges (loads) to buy or sell shares.


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
The costs of operating each fund are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)


----------------------  ------------------  ------------------  --------------------
                                                                TOTAL ANNUAL FUND
FUND                    MANAGEMENT FEES     OTHER EXPENSES      OPERATING EXPENSES**
----------------------  ------------------  ------------------  --------------------
Asia Pacific            1.00%               1.00%               2.00%

Foreign MajorMarkets    1.00%               1.00%               2.00%

Global High-Yield Bond  0.70%               1.30%               2.00%

International Bond      0.70%               0.86%               1.56%

International Stock     1.00%               0.88%               1.88%

Overseas                1.00%               1.00%*              2.00%

Short-Term Global Bond  0.625%              0.38%               1.01%


*BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

**TOTAL EXPENSES DO NOT REFLECT OUR WAIVER OF MANAGEMENT FEES AND/OR ABSORPTIONS. WITH WAIVERS AND/OR ABSORPTIONS, THE TOTAL EXPENSES WERE:
SHORT-TERM GLOBAL BOND FUND, 0.92%, AND INTERNATIONAL BOND FUND, 1.46%. WE CAN TERMINATE THE WAIVERS AND/OR ABSORPTIONS AT ANY TIME.


EXAMPLE: This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the funds for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


FUND                    1 YEAR    3 YEARS   5 YEARS   10 YEARS
----------------------  --------  --------  --------  --------
Asia Pacific            $203      $627      $1,078     $2,327

Foreign MajorMarkets    $203      $627      $1,078    $2,327

Global High-Yield Bond  $203      $627      $1,078    $2,327

International Bond      $159      $493      $850      $1,856

International Stock     $191      $591      $1,016    $2,201

Overseas                $203      $627      $1,078    $2,327

Short-Term Global Bond  $103      $322      $558      $1,236


WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?


Strong Capital Management, Inc. (Strong) is the investment advisor for the funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $34 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.


JOHN T. BENDER co-manages the GLOBAL HIGH-YIELD BOND FUND. He has over ten years of investment experience and is a Chartered Financial Analyst and a Certified Public Accountant. Mr. Bender joined Strong in February 1987. He has co-managed the GLOBAL HIGH-YIELD BOND FUND since January 1998. From October 1990 to January 1996, Mr. Bender was a fixed income research analyst and trader. In January 1996, Mr. Bender became a fixed income portfolio manager. Mr. Bender received his bachelors degree in Accounting from Marquette University in 1988.



ANTHONY L. T. CRAGG manages the ASIA PACIFIC FUND. He has over 15 years of investment experience and joined Strong as a portfolio manager in April 1993 to develop Strong's international investment activities. He has managed the ASIA PACIFIC FUND since its inception in December 1993. Prior to joining Strong, for seven years, he helped establish Dillon, Read International Asset Management, where he was in charge of Japanese, Asian, and Australian investments. Mr. Cragg received his masters degree in English Literature in 1977 from Christ Church, Oxford University. Mr. Cragg began his investment career in 1980 at Gartmore, Ltd., as an international investment manager, where his tenure included assignments in London, Hong Kong, and Tokyo.

JEFFREY A. KOCH co-manages the GLOBAL HIGH-YIELD BOND FUND. He has over nine years of investment experience and is a Chartered Financial Analyst. Mr. Koch joined Strong in June 1989. He has been a portfolio manager since January 1990. He has co-managed the GLOBAL HIGH-YIELD BOND FUND since March 1998. Prior to joining Strong, Mr. Koch was employed by Fossett Corporation, a clearing firm, as a market maker clerk. Mr. Koch received his bachelors degree in Economics from the University of Minnesota-Morris in 1987 and his Masters of Business Administration in Finance from Washington University in 1989.



DAVID LUI manages the INTERNATIONAL STOCK FUND and OVERSEAS FUND. He has over five years of investment experience and is a Chartered Financial Analyst. Mr. Lui joined Strong as a portfolio manager in May 1998 and has managed the INTERNATIONAL STOCK FUND since June 1998 and the OVERSEAS FUND since its inception in June 1998. For three years prior to joining Strong, he served as a Vice President at Phoenix Duff & Phelps and international portfolio manager of five funds, including the Phoenix International Portfolio and the Phoenix Worldwide Opportunities Fund. From 1993 to 1995, Mr. Lui was Vice President of Asian Equities at Alliance Capital Management. From 1990 to 1993, he was an Associate of Global Markets at Bankers Trust Company. In 1982, he received his bachelors degree in Electrical Engineering from Massachusetts Institute of Technology which he achieved in three years. He received his Masters of Business Administration from Stanford University in 1990 where he graduated as an Arjay Miller Scholar. He is fluent in English, French, and Chinese.


SHIRISH T. MALEKAR manages the FOREIGN MAJORMARKETS FUND, INTERNATIONAL BOND FUND and SHORT-TERM GLOBAL BOND FUND, and co-manages the GLOBAL HIGH-YIELD BOND FUND and has over 10 years of investment experience. He joined Strong as a portfolio manager in January 1994. He has co-managed the GLOBAL HIGH-YIELD BOND FUND since its inception in January 1998. He has managed the FOREIGN MAJORMARKETS FUND since its inception in June 1998, the INTERNATIONAL BOND FUND and the SHORT-TERM GLOBAL BOND FUND since their inception in March 1994. Prior to joining Strong, he was an international bond portfolio manager at Pacific Investment Management Company for three years. Prior to that, he was a bond trader at Harris Bank in Chicago for one year and a bond trader at Paine Webber Incorporated in New York and Tokyo for more than two years. Mr. Malekar received his bachelors degree in Chemical Engineering from the University of Bombay, India in 1980, his masters in Petroleum Engineering from the University of Pittsburgh in 1982, and his masters in Management from the Massachusetts Institute of Technology in 1987.


((Side Box))
YEAR 2000 ISSUES

Your investment could be adversely affected if the computer systems used by the funds, Strong, and the funds' service providers do not properly process and calculate date-related information before, on, and after January 1, 2000. Year 2000-related computer problems could have a negative impact on your fund and the fund's investments, however, we are working to avoid these problems and to obtain assurances from our service providers that they are taking similar steps. Please note that Year 2000-related computer problems may have a greater negative impact on investments in foreign countries, especially in emerging markets.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

COMPARING THE FUNDS

The following two charts will help you distinguish the funds and determine their suitability for your investment needs:


BOND FUNDS

FUND                      COUNTRY                 CREDIT                  U.S                     EXPOSURE TO
                          DIVERSIFICATION         QUALITY                 COMPONENT               FOREIGN-CURRENCY RISK

SHORT-TERM                U.S. plus at least 2    At least 65% rated      At least 35%            Primarily
GLOBAL BOND               foreign countries       higher- and medium                              hedged
                                                  quality
                                                  Up to 35% rated
                                                  lower-quality

INTERNATIONAL             At least 3              At least 65% rated      No more                 Unhedged
BOND                      foreign countries       higher- and medium-     than 35%
                                                  quality
                                                  Up to 35% rated
                                                  lower quality


GLOBAL HIGH-              U.S. plus at least      At least 80% rated      At least 35%            Primarily
YIELD BOND                2 foreign countries     medium- or lower-                               hedged
                                                  quality
                                                  Up to 10% in default
------------------------  ----------------------  ----------------------  --------------------    ----------

STOCK FUNDS

FUND                           COUNTRY              ANTICIPATED        INVESTMENT
                               DIVERSIFICATION      EQUITY EXPOSURE    FOCUS
ASIA
PACIFIC                        At least 3 foreign   65-100%            Asia and Pacific Basin

FOREIGN                        Countries listed     90-100%            Established foreign markets
MAJORMARKETSSM                 on EAFE Index

INTERNATIONAL                  At least 3           90-100%            Non-U.S.
STOCK                          foreign countries

OVERSEAS                       At least 10          90-100%            Non-U.S.
                               foreign countries
--------------------------    ------------------- ---------           ---------------------------

A WORD ABOUT CREDIT QUALITY

CREDIT QUALITY measures the issuer's expected ability to pay interest and principal payments on time. Credit quality can be "higher-quality", "medium-quality", "lower-quality", or "in default".

HIGHER-QUALITY means bonds that are in any of the three highest rating categories. For example, bonds rated AAA to A by Standard & Poor's Ratings Group (S&P)*.

MEDIUM-QUALITY means bonds that are in the fourth-highest rating category. For example, bonds rated BBB by S&P*.

LOWER-QUALITY means bonds that are below the fourth-highest rating category. They are also known as non-investment, high-risk, high-yield, or "junk bonds". For example, bonds rated BB to C by S&P*.

IN DEFAULT means the bond's issuer has not paid principal or interest on time.

*OR THOSE RATED IN THIS CATEGORY BY ANY NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION. S&P IS ONLY ONE EXAMPLE OF A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION.

This chart shows S&P's definition and ratings group for credit quality. Other rating organizations use similar definitions.

CREDIT QUALITY   S&P'S DEFINITION     S&P'S RATINGS GROUP  RATING CATEGORY
---------------  -------------------  -------------------  -------------------
Higher           Highest quality      AAA                  First highest
                 High quality         AA                   Second highest
                 Upper medium grade   A                    Third highest
---------------  -------------------  -------------------  -------------------
Medium           Medium grade         BBB                  Fourth highest
---------------  -------------------  -------------------  -------------------
Lower            Low grade            BB
                 Speculative          B
                 Submarginal          CCC, CC, C
---------------  -------------------  -------------------
In default       Probably in default  D
---------------  -------------------  -------------------

We determine a bond's credit quality rating at the time of investment by conducting credit research and analysis and by relying on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a bond is in a specific category, we may use the highest rating assigned to it by any NRSRO. If a bond is not rated, we rely on our credit research and analysis to rate the bond. If a bond's credit quality rating is downgraded after our investment, we monitor the situation to decide if we need to take any action such as selling the bond.

Investments in lower-quality bonds (junk bonds) will be more dependent on our credit analysis than would be higher-quality bonds because, while lower-quality bonds generally offer higher yields than higher-quality bonds with similar maturities, lower-quality bonds involve greater risks. These include the possibility of default or bankruptcy because the issuer's capacity to pay interest and repay principal is considered predominantly speculative. Also, lower-quality bonds are less liquid, meaning that they may be harder to sell than bonds of higher quality because the demand for them may be lower and there are fewer potential buyers. This lack of liquidity may lower the value of the fund and your investment.

FINANCIAL HIGHLIGHTS

This information describes investment performance for the periods shown. "Total Return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.

Strong Asia Pacific Fund

                                       Oct. 31     Oct. 31     Oct. 31     Oct. 31     Dec. 31
Selected Per-Share Data(a)             1998        1997        1996        1995(b)     1994
Net Asset Value, Beginning of Period   $7.35       $9.51       $9.55       $9.35       $10.00
Income From Investment Operations
Net Investment Income                   0.07        0.01        0.06        0.04         0.05
Net Realized and Unrealized
Gains (Losses) on Investments          (1.90)      (2.01)       0.31        0.20        (0.57)
Total from Investment Operations       (1.83)      (2.00)       0.37        0.24        (0.52)
Less Distributions
From Net Investment Income             (0.07)      (0.01)      (0.06)      (0.03)       (0.01)
In Excess of Net Investment Income     (0.02)      (0.03)      (0.35)      (0.01)         __
From Net Realized Gains                 __         (0.10)        __          __           __
In Excess of Net Realized Gains         __         (0.02)        __          __         (0.12)
Total Distributions                    (0.09)      (0.16)      (0.41)      (0.04)       (0.13)
Net Asset Value, End of Period         $5.43       $7.35       $9.51       $9.55        $9.35
Ratios and Supplemental Data
Total Return                          -25.1%      -21.5%       +3.8%       +2.6%        -5.3%
Net Assets, End of Period
(In Millions)                            $22         $30         $72         $55          $58
Ratio of Expenses to
  Average Net Assets                    2.0%        2.0%        2.3%        2.0%*        2.0%
Ratio of Net Investment Income
  to Average Net Assets                 1.1%        0.1%        0.2%        0.5%*        0.6%
Portfolio Turnover Rate               192.9%       96.7%       91.4%      104.3%       103.3%

*     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 1995, the Fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.


Strong Foreign MajorMarkets Fund

                                                          Oct. 31
Selected Per-Share Data(a)                                1998(b)
Net Asset Value, Beginning of Period                      $10.00
Income From Investment Operations
Net Investment Income                                      (0.01)
Net Realized and Unrealized
Losses on Investments                                      (0.68)
Total from Investment Operations                           (0.69)
Less Distributions
From Net Investment Income                                   __
Total Distributions                                          __
Net Asset Value, End of Period                             $9.31
Ratios and Supplemental Data
Total Return                                               -6.9%
Net Assets, End of Period (In Millions)                       $1
Ratio of Expenses to
   Average Net Assets                                       2.0%*
Ratio of Net Investment
   Income to Average Net Assets                            -0.5%*
Portfolio Turnover Rate                                    16.5%


*     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from June 30, 1998 (inception) to October 31, 1998. Total return and portfolio turnover rate are not annualized.



Strong International Stock Fund

                                       Oct. 31     Oct. 31     Oct. 31     Oct. 31     Dec. 31
Selected Per-Share Data(a)             1998        1997        1996        1995(c)     1994
Net Asset Value, Beginning of Period   $11.99      $13.75      $13.03      $12.65      $14.18
Income From Investment Operations
Net Investment Income                    0.00(b)     0.01        0.17        0.08        0.06
Net Realized and Unrealized
Gains (Losses) on Investments           (2.48)      (0.69)       1.11        0.37       (0.27)
Total from Investment Operations        (2.48)      (0.68)       1.28        0.45       (0.21)
Less Distributions
From Net Investment Income              (0.00)(b)   (0.01)      (0.18)      (0.07)      (0.01)
In Excess of Net Investment Income      (0.30)      (0.26)      (0.38)        __          __
From Net Realized Gains                 (0.26)      (0.81)        __          __        (1.25)
In Excess of Net Realized Gains          __           __          __          __        (0.06)
Total Distributions                     (0.56)      (1.08)      (0.56)      (0.07)      (1.32)
Net Asset Value, End of Period          $8.95      $11.99      $13.75      $13.03      $12.65
Ratios and Supplemental Data
Total Return                           -21.4%       -5.7%       +9.8%       +3.6%       -1.6%
Net Assets, End of Period
(In Millions)                            $96         $180        $304        $211        $258
Ratio of Expenses to
Average Net Assets                       1.9%        1.6%        1.7%        1.8%*       1.7%
Ratio of Net Investment Income
to Average Net Assets                   -0.1%        0.5%        0.6%        0.8%*       0.3%
Portfolio Turnover Rate                228.2%      143.7%      108.6%      102.0%      136.5%

*     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)   Amount calculated is less than $0.00.
(c) In 1995, the Fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.



Strong Overseas Fund

                                                                      Oct. 31
Selected Per-Share Data(a)                                            1998(b)
Net Asset Value, Beginning of Period                                  $10.00
Income From Investment Operations
Net Investment Income                                                  (0.02)
Net Realized and Unrealized
Losses on Investments                                                  (1.78)
Total from Investment Operations                                       (1.80)
Less Distributions
From Net Investment Income                                               __
Total Distributions                                                      __
Net Asset Value, End of Period                                          $8.20
Ratios and Supplemental Data
Total Return                                                           -18.0%
Net Assets, End of Period (In Millions)                                    $3
   Ratio of Expenses to
Average Net Assets                                                       2.0%*
   Ratio of Net Investment
Income to Average Net Assets                                            -0.7%*
Portfolio Turnover Rate                                                 59.5%


*      Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from June 30, 1998 (inception) to October 31, 1998. Total return and portfolio turnover rate are not annualized.



Strong Global High-Yield Bond Fund

                                                                   Oct. 31
Selected Per-Share Data(a)                                         1998(b)
Net Asset Value, Beginning of Period                               $10.00
Income From Investment Operations
Net Investment Income                                                0.53
Net Realized and Unrealized
Gains (Losses) on Investments                                       (1.29)
Total from Investment Operations                                    (0.76)
Less Distributions
From Net Investment Income                                          (0.53)
Total Distributions                                                 (0.53)
Net Asset Value, End of Period                                      $8.71
Ratios and Supplemental Data
Total Return                                                         -8.0%
Net Assets, End of Period (In Millions)                                 $2
Ratio of Expenses to
   Average Net Assets                                                 2.0%*
Ratio of Expenses to Average Net
   Assets Without Waivers and Absorptions                             2.5%*
Ratio of Net Investment
   Income to Average Net Assets                                       7.2%*
Portfolio Turnover Rate                                             680.3%


*     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from January 31, 1998 (inception) to October 31, 1998. Total return and portfolio turnover rate are not annualized.




Strong International Bond Fund

                                       Oct. 31     Oct. 31     Oct. 31     Oct. 31     Dec. 31
Selected Per-Share Data(a)             1998        1997        1996        1995(b)     1994(c)
Net Asset Value, Beginning of Period   $11.58      $11.87      $11.48      $10.36      $10.00
Income From Investment Operations
Net Investment Income                    0.57        1.03        0.80        0.78        0.46
Net Realized and Unrealized
Gains (Losses) on Investments            0.58       (1.11)       0.15        1.00        0.40
Total from Investment Operations         1.15       (0.08)       0.95        1.78        0.86
Less Distributions
From Net Investment Income              (0.58)      (0.20)      (0.50)      (0.66)      (0.46)
In Excess of Net Investment Income       __          __          __           __        (0.02)
From Net Realized Gains                  __          __         (0.06)        __          __
In Excess of Net Realized Gains         (0.26)      (0.01)       __           __        (0.02)
Total Distributions                     (0.84)      (0.21)      (0.56)      (0.66)      (0.50)
Net Asset Value, End of Period         $11.89      $11.58      $11.87      $11.48      $10.36
Ratios and Supplemental Data
Total Return                           +10.9%       -0.7%       +8.6%      +17.3%       +8.7%
Net Assets, End of Period
(In Millions)                             $20         $28         $31         $21         $10
Ratio of Expenses to
   Average Net Assets                    1.5%        0.7%         0.0%       0.0%*       0.0%*
Ratio of Expenses to Average
   Net Assets Without Waivers            1.6%        1.5%         1.8%       2.0%*       2.0%*
Ratio of Net Investment Income
   to Average Net Assets                 5.3%        8.1%         7.4%       8.3%*       7.9%
Portfolio Turnover Rate                158.8%      208.4%       258.3%     473.3%      679.3%

*      Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 1995, the Fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.
(c) Inception date is March 31, 1994. Total return and portfolio turnover rate are not annualized.



Strong Short-Term Global Bond Fund

                                       Oct. 31     Oct. 31     Oct. 31     Oct. 31     Dec. 31
Selected Per-Share Data(a)             1998        1997        1996        1995(b)     1994(c)
Net Asset Value, Beginning of Period   $10.48      $10.74      $10.46      $10.15      $10.00
Income From Investment Operations
Net Investment Income                    0.60        0.81        0.71        0.65        0.35
Net Realized and Unrealized
Gains (Losses) on Investments           (0.21)      (0.10)       0.34        0.20        0.16
Total from Investment Operations         0.39        0.71        1.05        0.85        0.51
Less Distributions
From Net Investment Income              (0.59)      (0.85)      (0.77)      (0.54)      (0.35)
In Excess of Net Investment Income      (0.03)      (0.12)       __           __          __
From Net Realized Gains                 (0.08)        __         __           __          __
In Excess of Net Realized Gains           __          __         __           __        (0.01)
Total Distributions                     (0.70)      (0.97)      (0.77)      (0.54)      (0.36)
Net Asset Value, End of Period         $10.17      $10.48      $10.74      $10.46      $10.15
Ratios and Supplemental Data
Total Return                            +3.8%       +6.8%      +10.4%       +8.5%       +5.1%
Net Assets, End of Period (In Millions)   $75        $116         $71         $25         $20
Ratio of Expenses to
Average Net Assets                       0.9%        0.7%        0.0%        0.0%*       0.0%*
Ratio of Expenses to Average Net Assets
Without Waivers and Absorptions          1.0%        1.0%        1.5%        2.0%*       1.7%*
Ratio of Net Investment Income
to Average Net Assets                    5.7%        7.6%        7.4%        8.2%*       7.7%*
Portfolio Turnover Rate                145.2%      168.0%      179.7%      437.3%      287.8%

*     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 1995, the Fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.
(c) Inception date is March 31, 1994. Total return and portfolio turnover rate are not annualized.

YOUR ACCOUNT

All of the Strong Funds are 100% no-load. This means that you may purchase, redeem, or exchange shares directly at their net asset value without paying a sales charge.

SHARE PRICE

Your transaction price for buying, selling, or exchanging shares is the net asset value per share (NAV). NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the market value of the securities in a fund's portfolio. If market prices are not available, NAV is based on a security's fair value as determined in good faith by us under the supervision of the Board of Directors of the Strong Funds.

FOREIGN SECURITIES

The fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the market value of securities in the fund's portfolio may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a fund's NAV. Events affecting the values of portfolio securities that occur between the time a foreign exchange assigns a price to the portfolio securities and the time when we calculate a fund's NAV generally will not be reflected in the fund's NAV. These events will be reflected in the fund's NAV when we, under the supervision of the Board of Directors of the Strong Funds, determine that they would have a material affect on the fund's NAV.

((Side Box))
We determine a fund's share price or NAV by dividing net assets
(the value of its investments, cash, and other assets minus its liabilities) by the number of shares outstanding.

BUYING SHARES

INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements.

                                        INITIAL INVESTMENT MINIMUM           ADDITIONAL INVESTMENT MINIMUM
--------------------------------------  -----------------------------------  ----------------------------------
Regular accounts                        $2,500                               $50
Education IRA accounts                  $500                                 $50
Other IRAs and UGMA/UTMA accounts       $250                                 $50
SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh,  the lesser of $250 or $25 per month  $50
Pension Plan , and Profit Sharing Plan
accounts


PLEASE REMEMBER ...
-If you use an Automatic Investment Plan, we waive the initial investment minimum to open an account and the additional investment minimum is $50.

-You cannot use an Automatic Investment Plan with an Education IRA.

-If you open a qualified retirement plan account where we or one of our alliance partners provides administrative services, there is no initial investment minimum.

 BUYING INSTRUCTIONS
 You can buy shares in several ways.

 MAIL
 You can open or add to an account by mail with a check or money order made payable to Strong Funds. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).

 TELEPHONE EXCHANGE

 Sign up for telephone exchange privileges when you open your account. To add this option to an existing account, call
 1-800-368-3863 for a Shareholder Account Options Form. Once you establish telephone exchange privileges, you can call to open a new account or to add to an existing one by exchanging shares from another identically registered Strong Funds account.

  ((Side Box))
                                   QUESTIONS?
                               Call 1-800-368-3863
                                 24 hours a day
                                  7 days a week

 TELEPHONE PURCHASE
 You can make additional investments to your existing account directly from your bank account. If you didn't establish this option when you opened your account, call us at 1-800-368-3863 for a Shareholder Account Options Form.

 STRONG DIRECT(R)
 You can use Strong Direct(R) to add to your investment from your bank account or to exchange shares between Strong Funds by calling 1-800-368-7550. See "Services for Investors" for more information.

 STRONG NETDIRECT(R)
 You can use Strong netDirect(R) at our web site, WWW.STRONGFUNDS.COM, to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services for Investors" for more information.

 INVESTOR CENTER
 You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Call 1-800-368-3863 for hours and directions. The Investor Center only accepts checks or money orders payable to Strong Funds. It does not accept cash or third-party checks.

 WIRE
 Call 1-800-368-3863 for instructions before wiring funds either to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

 AUTOMATIC INVESTMENT SERVICES
 See "Services for Investors" for detailed information on all of our automatic investment services. You can sign up for these plans when you open your account or call 1-800-368-3863 for instructions on how to add them.

 BROKER-DEALER
 You may purchase shares through a broker-dealer or other intermediary who may charge you a fee.

 PLEASE REMEMBER . . .
-Make checks or money orders payable to Strong Funds.

-We do not accept cash, third-party checks (checks payable to you written by another party), credit card convenience checks,or checks drawn on banks outside the U.S.

-You will be charged $20 for every check, money order, wire, or Electronic
  Funds Transfer returned unpaid.

 SELLING SHARES

 You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods below. After your redemption request is accepted, we normally send you the proceeds on the next business day.

 SELLING INSTRUCTIONS
 You can sell shares in several ways.

 MAIL
 Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus.

 TELEPHONE REDEMPTION
 Sign up for telephone redemption privileges when you open your account or add it later by calling
 1-800-368-3863 to request a Shareholder Account Options Form. With this option, you may sell shares by phone and receive the proceeds in one of three ways:

  (1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.
  (2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.
  (3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

 STRONG DIRECT(R)
 You can redeem shares through Strong Direct(R) at 1-800-368-7550. See "Services for Investors" for more information.

 STRONG NETDIRECT(R)
 You can use Strong netDirect(R) at our web site, WWW.STRONGFUNDS.COM, to redeem shares. See "Services for Investors" for more information.

 INVESTOR CENTER
 You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Call
 1-800-368-3863 for hours and directions.

 AUTOMATIC INVESTMENT SERVICES
 You can set up automatic withdrawals from your account at regular intervals. See "Services for Investors" for information on all of our automatic investment services.

 BROKER-DEALER
 You may sell shares through a broker-dealer or other intermediary who may charge you a fee.

 CHECKWRITING (BOND FUNDS ONLY)
 Sign up for free checkwriting when you open your account or call
 1-800-368-3863 to add it later to an existing account. Check redemptions must be for a minimum of $500. You cannot write a check to close out an account.

 PLEASE REMEMBER ...

-If you recently purchased shares, a redemption request on those shares will not be honored until 10 days after we receive the purchase check or electronic transaction.

-You will be charged a $10 service fee for a stop-payment on a check written on your Strong Funds account.

-Some transactions and requests require a signature guarantee.

-If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.

-With an IRA (or other retirement account), you will be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30 and
  (2) a $10 fee for transferring assets to another custodian or for closing an account.

-If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.

  ((Side Box))

 There may be special distribution requirements that apply to retirement accounts. For instructions on:
-Roth and Traditional IRA accounts, call
 1-800-368-3863, and
-SIMPLE IRA, SEP-IRA , 403(b)(7), Keogh, Pension Plan, Profit Sharing Plan, or
 401(k) Plan accounts, call 1-800-368-2882.

  ((Side Box))
SIGNATURE GUARANTEES help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a signature guarantee on written redemption requests for more than $50,000. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms, and other financial institutions. A notary public stamp or seal cannot be substituted for a signature guarantee.

 ADDITIONAL POLICIES

 TELEPHONE TRANSACTIONS
 Once you place a telephone transaction request, it cannot be canceled or modified. We use reasonable procedures to confirm that telephone transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone, provided we reasonably believe the instructions were genuine. During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider trying STRONG DIRECT(R), our 24-hour automated telephone system, by calling 1-800-368-7550, or STRONG NETDIRECT(R), our on-line transaction center, by visiting WWW.STRONGFUNDS.COM. Please remember that you must have telephone redemption as an option on your account to redeem shares through STRONG DIRECT(R) or STRONG NETDIRECT(R).

 INVESTING THROUGH A THIRD PARTY
 If you invest through a third party (rather than directly with Strong Funds), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if you are not sure.

 DISTRIBUTIONS

 DISTRIBUTION POLICY

For the stock funds, your fund generally pays you dividends from net investment income and distributes any net capital gains that it realizes annually.

For the INTERNATIONAL BOND FUND, your fund generally pays you dividends from net investment income quarterly and distributes any net capital gains that it realizes annually. For the SHORT-TERM GLOBAL BOND FUND AND GLOBAL HIGH-YIELD BOND FUND, your fund generally pays you dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day NAV is calculated, except for bank holidays. Dividends earned on weekends, holidays, and days when the fund's NAV is not calculated are declared on the first day preceding these days that the fund's NAV is calculated. Your investment generally earns dividends from the first business day after we accept your purchase order.

 REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
 Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.

 EFFECTS OF FOREIGN CURRENCY ON DIVIDENDS FROM INTERNATIONAL BOND FUNDS

 Foreign currency losses could cause an international bond fund's dividends to exceed its net investment income in any year. If this happens, all or a portion of those dividends may be treated as a return of capital to its shareholders. To guard against a return of capital, we may adjust a bond fund's dividends to take currency fluctuations into account
 - this may cause dividends to vary or be suspended. Although a return of capital is not taxed, it does reduce the cost basis of your shares.

 TAXES

 TAXABLE DISTRIBUTIONS
 Any net investment income and net short-term capital gain distributions you receive are taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

  ((Side Box))
Generally, if your investment is in a Traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.

RETURN OF CAPITAL
 If your fund's (1) income distributions exceed its net investment income and net short-term capital gains or (2) capital gain distributions exceed its net capital gains in any year, all or a portion of those distributions may be treated as a return of capital to you. Although a return of capital is not taxed, it will reduce the cost basis of your shares.

 YEAR-END STATEMENT
 To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gain distributions (Form 1099).

 BACKUP WITHHOLDING
 By law, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security Number (SSN) or Tax Identification Number (TIN).

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

  ((Side Box))
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:
-Investing a large amount in a fund close to the end of the calendar year. If the fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.
-Selling shares of a mutual fund at a loss and then investing in the same fund within 30 days before or after the sale. This is called a wash sale and you will not be allowed to claim a tax loss on the transaction.

  ((Side Box))

COST BASIS is the amount that you paid for the shares.
When you sell shares, you subtract the cost basis from the
sale proceeds to determine whether you realized an
investment gain or loss.   For example, if you bought a
share of a fund at $10 and you sold it two years later at $11, your cost basis on the share is $10 and your gain is $1.

 SERVICES FOR INVESTORS

 Strong provides you with a variety of services to help you manage your investment. For more details, call 1-800-368-3863, 24 hours a day, 7 days a week. These services include:

 STRONG DIRECT (R) AUTOMATED TELEPHONE SYSTEM
 Our 24-hour automated response system enables you to use a touch-tone phone to access current share prices
  (1-800-368-3550), to access fund and account information (1-800-368-5550), and to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services (1-800-368-7550). Passwords help to protect your account information.

 STRONG ON-LINE
 Visit us on-line at WWW.STRONGFUNDS.COM to access your fund's performance and portfolio holding information. In addition to general information about investing, Strong On-line offers daily performance information, portfolio manager commentaries, and information on available account options.

 STRONGMAIL
 If you register for StrongMail at WWW.STRONGMAIL.COM, you will receive your fund's closing price by e-mail each business day. In addition, StrongMail offers market news and updates throughout the day.

 STRONG NETDIRECT(R)
 If you are a shareholder, you may use netDirect(R) to access your account information 24 hours a day from your personal computer. Strong netDirect(R) allows you to view account history, account balances, and recent dividend activity, as well as to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services. Encryption technology
 and passwords help to protect your account information.   You may register to
 use netDirect(R) at WWW.STRONGFUNDS.COM.

 STRONG EXCHANGE PRIVILEGE
 You may exchange shares of a Strong Fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number).

Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange is considered a sale and a purchase of fund shares for tax purposes and may result in a capital gain or loss. Some Strong Funds that you may want to exchange into may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for less than six months.

 STRONG CHECKWRITING
 Strong Funds offers checkwriting on most of its bond and money market funds. Checks written on your account are subject to this prospectus and the terms and conditions found in the front of the book of checks.

 STRONG AUTOMATIC INVESTMENT SERVICES
 You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.

 AUTOMATIC INVESTMENT PLAN (AIP)
 This plan allows you to make regular, automatic investments from your bank checking or savings account.

 AUTOMATIC EXCHANGE PLAN
 This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.

 AUTOMATIC DIVIDEND REINVESTMENT
 Your dividends and capital gains will be automatically reinvested in additional shares of the Strong Fund that paid them, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.

 NO-MINIMUM INVESTMENT PLAN
 This plan allows you to invest without meeting the minimum initial investment requirements if you invest monthly and you participate in the AIP, Automatic Exchange Plan, or Payroll Direct Deposit Plan.

 PAYROLL DIRECT DEPOSIT PLAN
 This plan allows you to send all or a portion of your paycheck, social security check, military allotment, or annuity payment to the Strong Funds of your choice.

 SYSTEMATIC WITHDRAWAL PLAN
 This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.

 STRONG RETIREMENT PLAN SERVICES
 We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

-INDIVIDUAL RETIREMENT PLANS, including Traditional IRAs and Roth IRAs, call
  1-800-368-3863.

-QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP-IRAs, 403(b)(7)s,
  Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

 SOME OF THESE SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.

 RESERVED RIGHTS

 We reserve the right to:

-Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone and netDirect(R) redemption privileges, for any reason.

-Reject any purchase request for any reason including exchanges from other
  Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).

-Change the minimum or maximum investment amounts.

-Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading, or during unusual market conditions).

-Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

-Make a redemption-in-kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption-in-kind is used when large redemption requests may cause harm to the fund and its shareholders. This includes redemptions made by checkwriting.

-Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to begin an automatic investment program or to increase your balance to the required minimum.

-Reject any purchase or redemption request that does not contain all required documentation.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semi-annual report to shareholders. These reports contain a letter from management, discuss recent market conditions, economic trends and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information or to ask questions:

BY TELEPHONE                         FOR HEARING-IMPAIRED (TDD)
(414) 359-1400 or (800) 368-3863     (800) 999-2780

BY MAIL                              BY OVERNIGHT DELIVERY
Strong Funds                         Strong Funds
P.O. Box 2936                        900 Heritage Reserve
Milwaukee, Wisconsin 53201-2936      Menomonee Falls, Wisconsin  53051

ON THE INTERNET                        BY E-MAIL
VIEW ONLINE OR DOWNLOAD DOCUMENTS:     SERVICE@STRONG-FUNDS.COM
Strong Funds: WWW.STRONGFUNDS.COM
SEC*: www.sec.gov

To reduce the volume of mail you receive, only one copy of most financial reports and prospectuses is mailed to your household. Call 1-800-368-3863 if you wish to receive additional copies, free of charge.

This prospectus is not an offer to sell securities in any place where it would be illegal to do so.

*YOU CAN ALSO OBTAIN COPIES BY VISITING THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. OR BY SENDING YOUR REQUEST AND A DUPLICATING FEE TO THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-6009. YOU CAN CALL 1-800-SEC-0330 FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM.

Strong Global High-Yield Bond Fund, a series of Strong International Income Funds, Inc., SEC file number 811-8318
Strong International Bond Fund , a series of Strong International Income Funds, Inc., SEC file number 811-8318
Strong Short-Term Global Bond Fund, Inc., SEC file number 811-8320

Strong Asia Pacific Fund, Inc., SEC file number 811-8098
Strong Foreign MajorMarketssm   Fund, a series of Strong International Equity
Funds, Inc., SEC file number 811-6524
Strong International Stock Fund, a series of Strong International Equity Funds, Inc., SEC file number 811-6524
Strong Overseas Fund, a series of Strong International Equity Funds, Inc., SEC file number 811-6524